                                                                     EXHIBIT 4.1






                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP,
                                     ISSUER


                                       and

                           HIGHWOODS PROPERTIES, INC.,
                                    GUARANTOR


                                       to


                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                     TRUSTEE


                                 ---------------

                                    INDENTURE
                                 ---------------



                          Dated as of December 1, 1996



                                 Debt Securities

                         Reconciliation and tie between
             Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                  and Indenture



Trust Indenture
  Act Section                                   Indenture Section

ss.310(a)(1)                                    607
 (a)(2)                                         607
 (b)                                            608
ss.312(a)                                       701
 (b)                                            702
 (c)                                            702
ss.313(a)                                       703
 (b)(2)                                         703
 (c)                                            703
 (d)                                            703
ss.314(a)                                       704
 (c)(1)                                         102
 (c)(2)                                         102
 (e)                                            102
 (f)                                            102
ss.315(b)                                       602
ss.316(a) (last sentence)                       101
 (a)(1)(A)                                      502, 512
 (a)(1)(B)                                      513
 (b)                                            508
ss.317(a)(1)                                    503
 (a)(2)                                         504
 (b)                                            1003
ss.318(a)                                       108




Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

           Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 are a part of and govern every qualified indenture, whether or not physically contained herein.

                                TABLE OF CONTENTS


           Recitals ...............................................................................................1

ARTICLE ONE
           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

           Section 101.      DEFINITIONS...........................................................................2
                    Act      ......................................................................................2
                    Additional Amounts.............................................................................2
                    Affiliate......................................................................................2
                    Annual Service Charge..........................................................................3
                    Authenticating Agent...........................................................................3
                    Authorized Newspaper...........................................................................3
                    Bearer Security................................................................................3
                    Board of Directors.............................................................................3
                    Board Resolution...............................................................................3
                    Business Day...................................................................................3
                    Code     ......................................................................................3
                    Commission.....................................................................................3
                    Common Stock...................................................................................3
                    Consolidated Income Available for Debt Service.................................................4
                    Consolidated Net Income........................................................................4
                    Conversion Event...............................................................................4
                    Corporate Trust Office.........................................................................4
                    Corporation....................................................................................4
                    Coupon   ......................................................................................4
                    Currency ......................................................................................4
                    CUSIP number...................................................................................4
                    Defaulted Interest.............................................................................4
                    Dollars or $...................................................................................4
                    ECU      ......................................................................................5
                    European Monetary System.......................................................................5
                    European Union.................................................................................5
                    Event of Default...............................................................................5
                    Foreign Currency...............................................................................5
                    GAAP     ......................................................................................5
                    General Partner................................................................................5
                    Government Obligations.........................................................................5
                    Guarantee......................................................................................5
                    Guaranteed Securities..........................................................................6
                    Guarantor......................................................................................6
                    Guarantor's Board of Directors.................................................................6
                    Guarantor's Board Resolution...................................................................6


                                       ii




                    Guarantor's Officers' Certificate..............................................................6
                    Guarantor Request and Guarantor Order..........................................................6
                    Holder   ......................................................................................6
                    Indebtedness...................................................................................6
                    Indenture......................................................................................7
                    Independent Public Accountants.................................................................7
                    Indexed Security...............................................................................7
                    Interest ......................................................................................7
                    Interest Payment Date..........................................................................7
                    Issuer   ......................................................................................7
                    Issuer Request and Issuer Order................................................................7
                    Judgment Currency..............................................................................7
                    Legal Holiday..................................................................................7
                    Maturity ......................................................................................7
                    New York Banking Day...........................................................................8
                    Office or Agency...............................................................................8
                    Officers' Certificate..........................................................................8
                    Opinion of Counsel.............................................................................8
                    Original Issue Discount Security...............................................................8
                    Outstanding....................................................................................8
                    Paying Agent...................................................................................9
                    Permitted Indebtedness.........................................................................9
                    Person   .....................................................................................10
                    Place of Payment..............................................................................10
                    Predecessor Security..........................................................................10
                    Redemption Date...............................................................................10
                    Redemption Price..............................................................................10
                    Registered Security...........................................................................10
                    Regular Record Date...........................................................................10
                    Required Currency.............................................................................10
                    Responsible Officer...........................................................................10
                    Security or Securities........................................................................10
                    Security Register and Security Registrar......................................................11
                    Special Record Date...........................................................................11
                    Stated Maturity...............................................................................11
                    Subsidiary....................................................................................11
                    Total Assets..................................................................................11
                    Total Unencumbered Assets.....................................................................11
                    Trust Indenture Act...........................................................................11
                    Trustee  .....................................................................................11
                    Undepreciated Real Estate Assets..............................................................12
                    United States.................................................................................12
                    United States Alien...........................................................................12
                    Unsecured Debt................................................................................12


                                       iii




                    U.S. Depository or Depository.................................................................12
                    Vice President................................................................................12
           Section 102.      COMPLIANCE CERTIFICATES AND OPINIONS.................................................12
           Section 103.      FORM OF DOCUMENTS DELIVERED TO TRUSTEE...............................................13
           Section 104.      ACTS OF HOLDERS......................................................................13
           Section 105.      NOTICES, ETC., TO TRUSTEE, ISSUER AND GUARANTOR......................................15
           Section 106.      NOTICE TO HOLDERS OF SECURITIES; WAIVER..............................................16
           Section 107.      LANGUAGE OF NOTICES..................................................................17
           Section 108.      CONFLICT WITH TRUST INDENTURE ACT....................................................17
           Section 109.      EFFECT OF HEADINGS AND TABLE OF CONTENTS.............................................17
           Section 110.      SUCCESSORS AND ASSIGNS...............................................................17
           Section 111.      SEPARABILITY CLAUSE..................................................................17
           Section 112.      BENEFITS OF INDENTURE................................................................17
           Section 113.      GOVERNING LAW........................................................................17
           Section 114.      LEGAL HOLIDAYS.......................................................................18
           Section 115.      COUNTERPARTS.........................................................................18
           Section 116.      JUDGMENT CURRENCY....................................................................18

ARTICLE TWO
           SECURITIES FORMS

           Section 201.      FORMS GENERALLY......................................................................19
           Section 202.      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION......................................19
           Section 203.      SECURITIES IN GLOBAL FORM............................................................20

ARTICLE THREE
           THE SECURITIES

           Section 301.      AMOUNT UNLIMITED; ISSUABLE IN SERIES.................................................20
           Section 302.      CURRENCY; DENOMINATIONS..............................................................25
           Section 303.      EXECUTION, AUTHENTICATION, DELIVERY AND DATING.......................................25
           Section 304.      TEMPORARY SECURITIES.................................................................27
           Section 305.      REGISTRATION, TRANSFER AND EXCHANGE..................................................27
           Section 306.      MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.....................................31
           Section 307.      PAYMENT OF INTEREST AND CERTAIN ADDITIONAL AMOUNTS; RIGHTS TO INTEREST
                             AND CERTAIN ADDITIONAL AMOUNTS PRESERVED.............................................32
           Section 308.      PERSONS DEEMED OWNERS................................................................34
           Section 309.      CANCELLATION.........................................................................35
           Section 310.      COMPUTATION OF INTEREST..............................................................35

ARTICLE FOUR
           SATISFACTION AND DISCHARGE OF INDENTURE

           Section 401.      SATISFACTION AND DISCHARGE...........................................................35


                                       iv




           Section 402.      DEFEASANCE AND COVENANT DEFEASANCE...................................................37
           Section 403.      APPLICATION OF TRUST MONEY...........................................................42

ARTICLE FIVE
           REMEDIES

           Section 501.      EVENTS OF DEFAULT....................................................................42
           Section 502.      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT...................................45
           Section 503.      COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE......................46
           Section 504.      TRUSTEE MAY FILE PROOFS OF CLAIM.....................................................47
           Section 505.      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR
                             COUPONS..............................................................................48
           Section 506.      APPLICATION OF MONEY COLLECTED.......................................................48
           Section 507.      LIMITATIONS ON SUITS.................................................................48
           Section 508.      UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND ANY
                             PREMIUM, INTEREST AND ADDITIONAL AMOUNTS.............................................49
           Section 509.      RESTORATION OF RIGHTS AND REMEDIES...................................................49
           Section 510.      RIGHTS AND REMEDIES CUMULATIVE.......................................................49
           Section 511.      DELAY OR OMISSION NOT WAIVER.........................................................50
           Section 512.      CONTROL BY HOLDERS OF SECURITIES.....................................................50
           Section 513.      WAIVER OF PAST DEFAULTS..............................................................50
           Section 514.      WAIVER OF STAY OR EXTENSION LAWS.....................................................51
           Section 515.      UNDERTAKING FOR COSTS................................................................51

ARTICLE SIX
           THE TRUSTEE

           Section 601.      CERTAIN RIGHTS OF TRUSTEE............................................................52
           Section 602.      NOTICE OF DEFAULTS...................................................................53
           Section 603.      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES...............................54
           Section 604.      MAY HOLD SECURITIES..................................................................54
           Section 605.      MONEY HELD IN TRUST..................................................................54
           Section 606.      COMPENSATION AND REIMBURSEMENT.......................................................54
           Section 607.      CORPORATE TRUSTEE REQUIRED; ELIGIBILITY..............................................55
           Section 608.      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR....................................55
           Section 609.      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR...............................................57
           Section 610.      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS..........................58
           Section 611.      APPOINTMENT OF AUTHENTICATING AGENT..................................................59

ARTICLE SEVEN
           HOLDERS LISTS AND REPORTS BY TRUSTEE, GUARANTOR  AND ISSUER

           Section 701.      ISSUER AND THE GUARANTOR TO FURNISH TRUSTEE NAMES AND ADDRESSES
                              OF HOLDERS..........................................................................61


                                        v




           Section 702.      PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS...............................61
           Section 703.      REPORTS BY TRUSTEE...................................................................61
           Section 704.      REPORTS BY ISSUER AND GUARANTOR......................................................62

 ARTICLE EIGHT
           CONSOLIDATION, MERGER AND SALES

           Section 801.      ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS..................................63
           Section 802.      SUCCESSOR PERSON SUBSTITUTED FOR ISSUER..............................................64
           Section 803.      GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS...............................64
           Section 804.      SUCCESSOR PERSON SUBSTITUTED FOR GUARANTOR...........................................65
           Section 805.      ASSUMPTION BY GUARANTOR..............................................................65

ARTICLE NINE
           SUPPLEMENTAL INDENTURES

           Section 901.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS...................................65
           Section 902.      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS......................................67
           Section 903.      EXECUTION OF SUPPLEMENTAL INDENTURES.................................................68
           Section 904.      EFFECT OF SUPPLEMENTAL INDENTURES....................................................68
           Section 905.      REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES...................................68
           Section 906.      CONFORMITY WITH TRUST INDENTURE ACT..................................................69

ARTICLE TEN
           COVENANTS

           Section 1001.     PAYMENT OF PRINCIPAL, ANY PREMIUM, INTEREST AND ADDITIONAL AMOUNTS...................69
           Section 1002.     MAINTENANCE OF OFFICE OR AGENCY......................................................69
           Section 1003.     MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST....................................71
           Section 1004.     ADDITIONAL AMOUNTS...................................................................72
           Section 1005.     MAINTENANCE OF PROPERTIES............................................................73
           Section 1006.     INSURANCE............................................................................73
           Section 1007.     EXISTENCE............................................................................73
           Section 1008.     WAIVER OF CERTAIN COVENANTS..........................................................73
           Section 1009.     ISSUER STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN DEFAULTS........................74
           Section 1010.     GUARANTOR STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN DEFAULTS.....................74
           Section 1011.     LIMITATIONS ON INCURRENCE OF INDEBTEDNESS............................................75
           Section 1012.     MAINTENANCE OF TOTAL UNENCUMBERED ASSETS.............................................76
           Section 1013.     PAYMENT OF TAXES AND OTHER CLAIMS....................................................76
           Section 1014.     PROVISION OF FINANCIAL INFORMATION...................................................76



                                       vi




ARTICLE ELEVEN
           REDEMPTION OF SECURITIES

           Section 1101.     APPLICABILITY OF ARTICLE.............................................................77
           Section 1102.     ELECTION TO REDEEM; NOTICE TO TRUSTEE................................................77
           Section 1103.     SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED....................................77
           Section 1104.     NOTICE OF REDEMPTION.................................................................78
           Section 1105.     DEPOSIT OF REDEMPTION PRICE..........................................................79
           Section 1106.     SECURITIES PAYABLE ON REDEMPTION DATE................................................80
           Section 1107.     SECURITIES REDEEMED IN PART..........................................................80

ARTICLE TWELVE
           SINKING FUNDS

           Section 1201.     APPLICABILITY OF ARTICLE.............................................................81
           Section 1202.     SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES................................81
           Section 1203.     REDEMPTION OF SECURITIES FOR SINKING FUND............................................82

ARTICLE THIRTEEN
           REPAYMENT AT THE OPTION OF HOLDERS

           Section 1301.     APPLICABILITY OF ARTICLE.............................................................82

ARTICLE FOURTEEN
           SECURITIES IN FOREIGN CURRENCIES

           Section 1401.     APPLICABILITY OF ARTICLE.............................................................83

ARTICLE FIFTEEN
           MEETINGS OF HOLDERS OF SECURITIES

           Section 1501.     PURPOSES FOR WHICH MEETINGS MAY BE CALLED............................................83
           Section 1502.     CALL, NOTICE AND PLACE OF MEETINGS...................................................83
           Section 1503.     PERSONS ENTITLED TO VOTE AT MEETINGS.................................................84
           Section 1504.     QUORUM; ACTION.......................................................................84
           Section 1505.     DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
                             MEETINGS.............................................................................85
           Section 1506.     COUNTING VOTES AND RECORDING ACTION OF MEETINGS......................................86

ARTICLE SIXTEEN
           GUARANTEE

           Section 1601.     GUARANTEE............................................................................86



                                       vii





                    INDENTURE, dated as of December 1, 1996 (the "Indenture"), among HIGHWOODS/FORSYTH LIMITED PARTNERSHIP, a limited partnership duly organized and existing under the laws of North Carolina (hereinafter called the "Issuer"), having its principal executive office located at 3100 Smoketree
Court, Suite 600, Raleigh, North Carolina 27604, HIGHWOODS PROPERTIES, INC., a corporation duly organized and existing under the laws of Maryland (hereinafter called the "Guarantor" or the "General Partner"), having its principal executive office at 3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604, and
First Union National Bank of North Carolina (hereinafter called the "Trustee"), having its Corporate Trust Office located at 230 South Tryon Street, Ninth
Floor, Charlotte, North Carolina 28288-1179.


                                    RECITALS

                    The execution and delivery by the Issuer of this Indenture to provide for the issuance from time to time of the Issuer's senior unsecured debentures, notes or other evidences of Indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided, has been duly authorized.

                    All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                    For value received, the execution and delivery by the Guarantor of this Indenture to provide for the issuance of the Guarantee provided for herein has been duly authorized. All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

                    This Indenture is subject to the provisions of the Trust
Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

                    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                    For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined) as follows:




                                        1




                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                    Section 101.     DEFINITIONS.

                    Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

                    (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                    (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                    (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the terms "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                    (4) the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                    (5) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both", not "either A or B but not both").

                    Certain terms used principally in certain Articles hereof are defined in those Articles.

                    "ACT", when used with respect to any Holders, has the meaning specified in Section 104.

                    "ADDITIONAL AMOUNTS" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Issuer in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

                    "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.


                                        2




                    "ANNUAL SERVICE CHARGE" as of any date means the amount which is expensed in any 12-month period for interest on Indebtedness.

                    "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate
Securities of one or more series.

                    "AUTHORIZED NEWSPAPER" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

                    "BEARER SECURITY" means any Security in the form established pursuant to Section 201 which is payable to bearer.

                    "BOARD OF DIRECTORS" means the board of directors of the General Partner or any committee of that board duly authorized to act hereunder.

                    "BOARD RESOLUTION" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the General Partner to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

                    "BUSINESS DAY", with respect to any Place of Payment or other location, means, unless otherwise specified with respect to any Securities pursuant to Section 301, any day other than a Saturday, Sunday or other day on which banking institutions in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

                    "CODE" means the Internal Revenue Code of 1986, as amended, together with its predecessor.

                    "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                    "COMMON STOCK" includes any stock of any class of the General Partner which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the General Partner and which is not subject to redemption by the General Partner.



                                        3




                    "CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE" for any period means Consolidated Net Income of the Issuer and its Subsidiaries (i) plus amounts which have been deducted for (a) interest on Indebtedness of the Issuer and its Subsidiaries, (b) provision for taxes of the Issuer and its Subsidiaries based on income, (c) amortization of debt discount, (d) depreciation and amortization, (e) the effect of any noncash charge resulting from a change in accounting principles in determining Consolidated Net Income for such period,
(f) amortization of deferred charges, (g) provisions for or realized losses on properties, and (h) charges for early extinguishment of debt, and (ii) less amounts which have been included for gains on properties

                    "CONSOLIDATED NET INCOME" for any period means the amount of consolidated net income (or loss) of the Issuer and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                    "CONVERSION EVENT" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European
Union or (iii) any currency unit or composite currency other than the ECU for the purposes for which it was established.

                    "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 230 South Tryon Street, Ninth Floor, Charlotte,
North Carolina 28288-1179.

                    "CORPORATION" includes corporations and limited liability companies and, except for purposes of Article Eight, associations, partnerships, companies and business trusts.

                    "COUPON" means any interest coupon appertaining to a Bearer
Security.

                    "CURRENCY", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign
Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

                    "CUSIP NUMBER" means the alphanumeric designation assigned to a Security by Standard & Poor's Corporation, CUSIP Service Bureau.

                    "DEFAULTED INTEREST" has the meaning specified in Section
307.

                    "DOLLARS" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.


                                        4




                    "ECU" means the European Currency Units as defined and revised from time to time by the Council of the European Community.

                    "EUROPEAN MONETARY SYSTEM" means the European Monetary
System established by the Resolution of December 5, 1978 of the Council of the European Community.

                    "EUROPEAN UNION" means the European Community, the European
Coal and Steel Community and the European Atomic Energy Community.

                    "EVENT OF DEFAULT" has the meaning specified in Section 501.

                    "FOREIGN CURRENCY" means any currency, currency unit or composite currency, including, without limitation, the ECU, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

                    "GAAP" means such accounting principles as are generally accepted in the United States of America as of the date or time of any computation required hereunder.

                    "GENERAL PARTNER" means Highwoods Properties, Inc., as the sole general partner of the Issuer.

                    "GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America or the other government or governments in the confederation which issued the Foreign Currency in which the principal of or any premium or interest on such Security or any Additional
Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government
Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

                    "GUARANTEE" means the unconditional guarantee of the payment of the principal of or any premium or interest on or any Additional Amounts with respect to the Guaranteed Securities by the Guarantor, as more fully set forth in Article Sixteen.



                                        5




                    "GUARANTEED SECURITIES" means a series of Securities made subject to a Guarantee (as set forth in Article Sixteen) pursuant to Section
301.

                    "GUARANTOR" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Guarantor" shall mean such successor Person.

                    "GUARANTOR'S BOARD OF DIRECTORS" means the board of directors of the Guarantor or any committee of that board duly authorized to act generally or in any particular respect for the Guarantor hereunder.

                    "GUARANTOR'S BOARD RESOLUTION" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Guarantor's Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

                    "GUARANTOR'S OFFICERS' CERTIFICATE" means a certificate signed by the Chairman, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, that complies with the requirements of Section 314(e) of the Trust
Indenture Act and is delivered to the Trustee.

                    "GUARANTOR REQUEST" and "GUARANTOR ORDER" mean, respectively, a written request or order signed in the name of the Guarantor by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, and delivered to the Trustee.

                    "HOLDER", in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

                    "INDEBTEDNESS" means any indebtedness, whether or not contingent, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property,
(iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property as lessee which would be reflected on a consolidated balance sheet as a capitalized lease in accordance with GAAP, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items
(other than letters of credit) would appear as a liability on a balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation to be liable for, or to pay, as obligor, guarantor or otherwise
(other than for purposes of collection in the ordinary course of business), indebtedness of another person.



                                        6




                    "INDENTURE" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 301 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

                    "INDEPENDENT PUBLIC ACCOUNTANTS" means accountants or a firm of accountants that, with respect to the Issuer and the Guarantor and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Issuer or the Guarantor or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to this Indenture or certificates required to be provided hereunder.

                    "INDEXED SECURITY" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                    "INTEREST", with respect to any Original Issue Discount
Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

                    "INTEREST PAYMENT DATE", with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                    "ISSUER" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person, and any other obligor upon the Securities.

                    "ISSUER REQUEST" and "ISSUER ORDER" mean, respectively, a written request or order, as the case may be, signed in the name of the Issuer by the Chairman of the Board of Directors, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the General Partner acting in its capacity as the general partner of the Issuer, and delivered to the Trustee.

                    "JUDGMENT CURRENCY" has the meaning specified in Section 116.

                    "LEGAL HOLIDAY" means a day that is not a Business Day.

                    "MATURITY", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to


                                        7




this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption Date.

                    "NEW YORK BANKING DAY" has the meaning specified in Section
116.

                    "OFFICE" OR "AGENCY", with respect to any Securities, means an office or agency of the Issuer or the Guarantor maintained or designated in a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Issuer maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section
1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

                    "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant
Secretary of the General Partner in its capacity as sole managing general partner of the Issuer, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

                    "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel for the Issuer or the Guarantor, as the case may be, or other counsel who shall be reasonably acceptable to the Trustee, that, if required by the Trust Indenture Act, complies with the requirements of
Section 314(e) of the Trust Indenture Act.

                    "ORIGINAL ISSUE DISCOUNT SECURITY" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration pursuant to Section 502.

                    "OUTSTANDING", when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                    (a) any such Security theretofore cancelled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

                    (b) any such Security for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited pursuant hereto (other than pursuant to Section 402) with the Trustee or any Paying Agent (other than the Issuer or the Guarantor) in trust or set aside and segregated in trust by the Issuer or the Guarantor (if the Issuer shall act as its own, or authorize the Guarantor to act as, Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;



                                       8




                    (c) any such Security with respect to which the Issuer or the Guarantor has effected defeasance pursuant to the terms hereof, except to the extent provided in Section 402; and

                    (d)      any such Security which has been paid pursuant to
                             Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Issuer.

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) the principal amount of a Security denominated in a Foreign Currency shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount
Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iv) Securities owned by the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible
Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or any Coupons appertaining thereto or an Affiliate of the Issuer, the Guarantor or such other obligor.

                    "PAYING AGENT" means any Person authorized by the Issuer to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to, any Security or any Coupon on behalf of the Issuer.

                    "PERMITTED INDEBTEDNESS" means Indebtedness of the Issuer or any Subsidiary owing to any Subsidiary or the Issuer; PROVIDED that any such Indebtedness is made pursuant to an intercompany note and is subordinated in right of payment to the Notes; PROVIDED FURTHER that any disposition, pledge or transfer of any such Indebtedness to a Person (other than the Issuer or another


                                        9




Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Issuer or a Subsidiary, as th0e case may be, and not Permitted Indebtedness as defined herein.

                    "PERSON" means any individual, Corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                    "PLACE OF PAYMENT", with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security are payable as provided in or pursuant to this Indenture or such Security.

                    "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same Indebtedness as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

                    "REDEMPTION DATE", with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

                    "REDEMPTION PRICE", with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

                    "REGISTERED SECURITY" means any Security established pursuant to Section 201 which is registered in the Security Register.

                    "REGULAR RECORD DATE" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular
Record Date".

                    "REQUIRED CURRENCY" has the meaning specified in Section 116.

                    "RESPONSIBLE OFFICER" means any officer of the Trustee in its Corporate Trust Office assigned by the Trustee to administer this Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                    "SECURITY" or "SECURITIES" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of Indebtedness, as the case may be, authenticated and delivered under this Indenture; PROVIDED, HOWEVER, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities", with respect to any such Person, shall mean
Securities


                                       10




authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                    "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

                    "SPECIAL RECORD DATE" for the payment of any Defaulted
Interest on any Registered Security means a date fixed by the Trustee pursuant to Section 307.

                    "STATED MATURITY", with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional
Amounts are, due and payable.

                    "SUBSIDIARY" means a corporation, partnership or limited liability company a majority of the outstanding voting stock, partnership interests or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Issuer or by one or more other
Subsidiaries of the Issuer. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, general partners, managers or trustees, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                    "TOTAL ASSETS" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP (but excluding intangibles and accounts receivable).

                    "TOTAL UNENCUMBERED ASSETS" means the sum of (i) those Undepreciated Real Estate Assets not subject to an encumbrance and (ii) all other assets of the Issuer and its Subsidiaries not subject to an encumbrance determined in accordance with GAAP (but excluding intangibles and accounts receivable).

                    "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

                    "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; PROVIDED, HOWEVER, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.



                                       11




                    "UNDEPRECIATED REAL ESTATE ASSETS" means as of any date the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

                    "UNITED STATES", except as otherwise provided in or pursuant to this Indenture or any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

                    "UNITED STATES ALIEN", except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United
States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United
States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                    "UNSECURED DEBT" means Indebtedness of the Issuer or any Subsidiary which is not secured by any mortgage, lien, charge, pledge or security interest of any kind upon any of the properties owned by the Issuer or any of its Subsidiaries.

                    "U.S. DEPOSITORY" or "DEPOSITORY" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository or Depository by the Issuer in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange
Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" or "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

                    "VICE PRESIDENT", when used with respect to a vice president of the General Partner acting in its capacity as the sole managing general partner of the Issuer, or with respect to the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

                    Section 102.     COMPLIANCE CERTIFICATES AND OPINIONS.

                    Except as otherwise expressly provided in this Indenture, upon any application or request by the Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers'
Certificate or a Guarantor's Officers' Certificate, as the case may be, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision


                                       12




of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                    Section 103.     FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                    Any certificate or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Issuer or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

                    Section 104.     ACTS OF HOLDERS.

                    (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article
Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Issuer and the Guarantor.
Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be


                                       13




sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Issuer and the Guarantor and any agent of the Trustee or the Issuer and the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

                    Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S.
Depository that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders, and a U.S.
Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

                    The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than 90 days after such record date.

                    (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                    (3) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security
Register.

                    (4) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Issuer and the Guarantor, wherever situated, if such certificate shall be deemed by the Issuer and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The
Trustee, the Guarantor and the Issuer may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is


                                       14




produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Issuer and the Trustee deem sufficient.

                    (5) If the Issuer or the Guarantor shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer or the Guarantor, as the case may be, may at its option (but is not obligated to), by Board
Resolution or Guarantor's Board Resolution, as the case may be, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other
Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                    (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security
Registrar, any Paying Agent, the Guarantor or the Issuer in reliance thereon, whether or not notation of such Act is made upon such Security.

                    Section 105. NOTICES, ETC., TO TRUSTEE, ISSUER AND
GUARANTOR.

                    Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                    (1) the Trustee by any Holder, the Guarantor or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate
           Trust Office, or

                    (2) the Issuer or the Guarantor by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer or the Guarantor, as the case may be, addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer or the Guarantor, as the case may be.


                                       15




                    Section 106.     NOTICE TO HOLDERS OF SECURITIES; WAIVER.

                    Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

                    (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

                    (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Issuer shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication not later than the latest date prescribed for the giving of such notice.

                    In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered
Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                    In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearers Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

                    Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.



                                       16




                    Section 107.     LANGUAGE OF NOTICES.

                    Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Issuer or the Guarantor, as the case may be, so elects, any published notice may be in an official language of the country of publication.

                    Section 108.     CONFLICT WITH TRUST INDENTURE ACT.

                    If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof, such required provision shall control.

                    Section 109.     EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                    Section 110.     SUCCESSORS AND ASSIGNS.

                    All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Guarantor shall bind its successors and assigns, whether so expressed or not.

                    Section 111.     SEPARABILITY CLAUSE.

                    In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    Section 112.     BENEFITS OF INDENTURE.

                    Nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                    Section 113.     GOVERNING LAW.

                    This Indenture, the Securities and any Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.



                                       17




                    Section 114.     LEGAL HOLIDAYS.

                    Unless otherwise specified in or pursuant to this Indenture or any Securities, in any case where any Interest Payment Date, Stated Maturity or Maturity of any Security, or the last date on which a Holder has the right to convert or exchange Securities of a series that are convertible or exchangeable, shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or any Coupon other than a provision in any Security or Coupon that specifically states that such provision shall apply in lieu hereof) payment need not be made at such Place of Payment on such date, and such Securities need not be converted or exchanged on such date but such payment may be made, and such Securities may be converted or exchanged, on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity or Maturity or on such last day for conversion or exchange, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Stated Maturity, Maturity or last day for conversion or exchange, as the case may be, to the next succeeding Business Day.

                    Section 115.     COUNTERPARTS.

                    This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                    Section 116.     JUDGMENT CURRENCY.

                    The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required
Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking
Day" means any day except a Legal Holiday in The City of New York.




                                       18




                                   ARTICLE TWO

                                SECURITIES FORMS


                    Section 201.     FORMS GENERALLY.

                    Each Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Security or Coupon as evidenced by their execution of such Security or Coupon.

                    Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons and shall not be issuable upon the exercise of warrants.

                    Definitive Securities and definitive Coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Issuer executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

                    Section  202. FORM OF TRUSTEE'S CERTIFICATE OF
AUTHENTICATION.

                    Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

                    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            FIRST UNION NATIONAL BANK OF
                                                NORTH CAROLINA
                                              as Trustee

                                            By
                                                    Authorized Officer



                                       19




                    Section 203.     SECURITIES IN GLOBAL FORM.

                    Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall not be issuable in temporary or permanent global form. If Securities of a series shall be issuable in global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section
304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. If an Issuer Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Issuer with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

                    Notwithstanding the provisions of Section 307, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, and any Additional Amounts in respect of, any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

                    Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Issuer, the Trustee and any agent of the Issuer and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a global Security (i) in the case of a global Security in registered form, the Holder of such global Security in registered form, or (ii) in the case of a global Security in bearer form, the Person or Persons specified pursuant to Section 301.


                                  ARTICLE THREE

                                 THE SECURITIES


                    Section 301.     AMOUNT UNLIMITED; ISSUABLE IN SERIES.

                    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.



                                       20




                    With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board
Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto,

                    (1) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

                    (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 905 or 1107);

                    (3) the percentage of the principal amount at which the Securities of the series will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of maturity thereof;

                    (4) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of the series shall be payable;

                    (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, the person to whom such interest shall be payable, and the basis upon which interest shall be calculated if other than that of a 360- day year of twelve
           30-day months;

                    (6) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer or exchange and notices or demands to or upon the Issuer in respect of the Securities of the series and this Indenture may be served;

                    (7) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, if the Issuer is to have the option;

                    (8) the obligation, if any, of the Issuer to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or


                                       21




           currencies in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                    (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered
           Securities of the series shall be issuable and, if other than denominations of $5,000 and any integral multiple thereof, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

                    (10) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

                    (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

                    (12) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium, if any) or interest or Additional Amounts, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated;

                    (13) whether the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method
           (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

                    (14) whether the principal of (and premium, if any) or interest or Additional Amounts, if any, on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

                    (15) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                    (16) any deletions from, modifications of or additions to the Events of Default or covenants of the Issuer with respect to Securities of the series, whether or not such Events


                                       22




           of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                    (17) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered
           Securities of the series are to be issuable as a global Security, the identity of the depositary for such series;

                    (18) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding
           Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                    (19) the Person to whom any interest on any Registered
           Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

                    (20) if the Securities of such series are to be Guaranteed
           Securities;

                    (21) if either or both of Section 402(2) relating to defeasance or Section 402(3) relating to covenant defeasance shall not be applicable to the Securities of such series or any provisions in modification of, in addition to or in lieu of any of the provisions of Article Four;

                    (22) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

                    (23) whether and under what circumstances the Issuer will pay Additional Amounts on the Securities of the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment


                                       23




           or governmental charge and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional
           Amounts (and the terms of any such option);

                    (24) with respect to any Securities that provide for optional redemption or prepayment upon the occurrence of certain events (such as a change of control of the Issuer), (i) the possible effects of such provisions on the market price of the Issuer's or the General Partner's securities or in deterring certain mergers, tender offers or other takeover attempts, and the intention of the Issuer to comply with the requirements of Regulation 14E under the Exchange Act and any other applicable securities laws in connection with such provisions; (ii) whether the occurrence of the specified events may give rise to cross-defaults on other indebtedness such that payment on such Securities may be effectively subordinated; and (iii) the existence of any limitation on the Issuer's financial or legal ability to repurchase such Securities upon the occurrence of such an event (or, if true, the lack of assurance that such a repurchase can be effected) and the impact, if any, under the Indenture of such a failure, including whether and under what circumstances such a failure may constitute an Event of Default; and

                    (25) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                    All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate of interest, or method of determining the rate of interest, if any, Maturity, and the date from which interest, if any, shall accrue and except as may otherwise be provided by the Issuer in or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Officers'
Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officers' Certificate or supplemental indenture.
All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Issuer, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

                    If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution, the Board
Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.



                                       24




                    Section 302.     CURRENCY; DENOMINATIONS.

                    Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

                    Section 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                    Securities shall be executed on behalf of the Issuer by the General Partner acting in its capacity as sole managing general partner of the Issuer by the General Partner's Chairman of the Board, one of its Vice Chairmen, its President, its Treasurer or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant
Secretaries. Coupons shall be executed on behalf of the Issuer by the General
Partner acting in its capacity as sole managing general partner of the Issuer by the General Partner's Treasurer or any Assistant Treasurer. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

                    Securities and any Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or Coupons.

                    At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities, together with any Coupons appertaining thereto, executed by the Issuer, to the Trustee for authentication and, provided that the Board Resolution and Officers' Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and an Issuer Order for the authentication and delivery of such Securities have been delivered to the Trustee, the Trustee in accordance with the Issuer Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon,

                    (1) an Opinion of Counsel to the effect that:

                    (a) the form or forms and terms of such Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;



                                       25




                    (b) all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and that such Securities, and Coupons, when completed by appropriate insertions, executed and attested by duly authorized officers of the Issuer, delivered by duly authorized officers of the Issuer to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture, including the Guarantee;
           such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

                    (c) all laws and requirements in respect of the execution and delivery by the Issuer of such Securities and Coupons, if any, have been complied with; and

                    (d) this Indenture has been qualified under the Trust
           Indenture Act; and

                    (2) an Officers' Certificate and a Guarantor's Officers'
Certificate, in each case stating that, to the best knowledge of the Persons executing such certificate, no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Securities shall have occurred and be continuing.

                    If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Issuer that the Trustee authenticate
Securities of such series for original issue will be deemed to be a certification by the Issuer that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

                    The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

                    Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.



                                       26




                    No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 611 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized officers. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and cancelled.

                    Section 304.     TEMPORARY SECURITIES.

                    Pending the preparation of definitive Securities, the Issuer may execute and deliver to the Trustee and, upon Issuer Order, the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary
Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Issuer executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary
Securities may be in global form.

                    Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary
Securities are issued, the Issuer shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive
Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary
Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary
Securities (accompanied by any unmatured Coupons appertaining thereto), the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions;
PROVIDED, HOWEVER, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary
Registered Security; and PROVIDED, FURTHER, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture.
Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                    Section 305.     REGISTRATION, TRANSFER AND EXCHANGE.

                    With respect to the Registered Securities of each series, if any, the Issuer shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for such series in which, subject to such reasonable regulations as it may


                                       27




prescribe, the Issuer or the Guarantor shall provide for the registration of the Registered Securities of such series and of transfers of the Registered
Securities of such series. Such Office or Agency shall be the "Security
Registrar" for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial
Security Registrar for each series of Securities. The Issuer shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Issuer and shall have accepted such appointment by the Issuer. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

                    Upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered
Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

                    At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Registered
Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

                    If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured
Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Issuer, the Guarantor (if such Bearer Securities are Guaranteed Securities) and the
Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer, the Guarantor (if such Bearer Securities are Guaranteed Securities) and the
Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United
States. Notwithstanding the foregoing, in case a Bearer Security of


                                       28




any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest
Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest
Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                    If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

                    Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                    Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any global Security shall be exchangeable for definitive Securities only if (i) the Depository is at any time unwilling, unable or ineligible to continue as Depository and a successor depository is not appointed by the Issuer within 90 days of the date the Issuer is so informed in writing, (ii) the Issuer executes and delivers to the Trustee an Issuer Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities as the result of an event described in clause (i), (ii) or (iii) of the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Issuer shall deliver to the Trustee definitive
Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such global Security, executed by the Issuer. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the U.S. Depository or such other Depository as shall be specified in the Issuer
Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such other Depository, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Issuer Order with respect thereto to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same


                                       29




series of authorized denominations and of like tenor as the portion of such global Security to be exchanged, which (unless such Securities are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or Registered
Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, but subject to the satisfaction of any certification or other requirements to the issuance of Bearer Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of the same series to be redeemed and ending on the relevant Redemption Date; and PROVIDED, FURTHER, that (unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository or the U.S. Depository, as the case may be, or such other
Depository or U.S. Depository referred to above in accordance with the instructions of the Issuer referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after
(i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next Interest Payment Date, or (ii) any Special
Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted
Interest, as the case may be, interest shall not be payable on such Interest
Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

                    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Guarantor, respectively, evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

                    Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Issuer or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

                    No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge.

                    Except as otherwise provided in or pursuant to this Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of like tenor and the same series under Section 1103 and ending at the close of business on the day of such


                                       30




selection, or (ii) to register the transfer of or exchange any Registered
Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or
(iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                    Section 306.     MUTILATED, DESTROYED, LOST AND STOLEN
SECURITIES.

                    If any mutilated Security or a Security with a mutilated
Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 306, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

                    If there be delivered to the Issuer, the Guarantor (if the Security is a Guaranteed Security) and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and
(ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer, the Guarantor (if the Security is a Guaranteed Security) or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Issuer shall execute and, upon the Issuer's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

                    Notwithstanding the foregoing provisions of this Section
306, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security or Coupon; PROVIDED, HOWEVER, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.



                                       31




                    Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                    Every new Security, with any Coupons appertaining thereto issued pursuant to this Section in lieu of any destroyed, lost or stolen
Security, or in exchange for a Security to which a destroyed, lost or stolen
Coupon appertains shall constitute a separate obligation of the Issuer and the Guarantor (if the Security is a Guaranteed Security), whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any Coupons, if any, duly issued hereunder.

                    The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

                    Section 307.     PAYMENT OF INTEREST AND CERTAIN
                                     ADDITIONAL AMOUNTS; RIGHTS TO INTEREST AND
                                     CERTAIN ADDITIONAL AMOUNTS PRESERVED.

                    Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered
Security which shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. Unless otherwise provided in or pursuant to this Indenture, in case a Bearer Security is surrendered in exchange for a Registered Security after the close of business at an Office or Agency for such Security on any Regular Record Date therefor and before the opening of business at such Office or Agency on the next succeeding
Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                    Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered
Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Issuer or the Guarantor
(if the Registered Security is a Guaranteed Security), at its election in each case, as provided in Clause (1) or (2) below:



                                       32




                    (1) The Issuer or the Guarantor (if the Registered Security is a Guaranteed Security) may elect to make payment of any Defaulted
           Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted
           Interest, which shall be fixed in the following manner. The Issuer or the Guarantor (if the Registered Security is a Guaranteed Security) shall notify the Trustee in writing of the amount of Defaulted
           Interest proposed to be paid on such Registered Security and the date of the proposed payment, and at the same time the Issuer or the Guarantor (if the Registered Security is a Guaranteed Security), as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Trustee shall fix a Special Record
           Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Issuer or the Guarantor, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special
           Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Issuer or the Guarantor, as the case may be, cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security
           (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer
           Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Defaulted Interest and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                    (2) The Issuer or the Guarantor (if the Security is a
           Guaranteed Security) may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer or the


                                       33




           Guarantor, as the case may be, to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

                    Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series pursuant to the provisions of this Indenture, at the option of the Issuer, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United
States.

                    Subject to the foregoing provisions of this Section and
Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                    In the case of any Registered Security of any series that is convertible, which Registered Security is converted after any Regular Record
Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security with respect to which the Stated Maturity is prior to such Interest Payment Date), interest with respect to which the Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or one or more predecessor Registered Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Registered Security which is converted, interest with respect to which the Stated Maturity is after the date of conversion of such Registered Security shall not be payable.

                    Section 308.     PERSONS DEEMED OWNERS.

                    Prior to due presentment of a Registered Security for registration of transfer, the Issuer, the Guarantor (if the Registered Security is a Guaranteed Security), the Trustee and any agent of the Issuer or the Guarantor (if the Registered Security is a Guaranteed Security) or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered
Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and neither the Issuer, nor the Guarantor, the Trustee or any agent of the Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

                    The Issuer, the Guarantor (if the Bearer Security is a
Guaranteed Security), the Trustee and any agent of the Issuer, the Guarantor (if the Bearer Security is a Guaranteed Security) or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or


                                       34




Coupon shall be overdue, and neither the Issuer, nor the Guarantor, the Trustee or any agent of the Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

                    No Holder of any beneficial interest in any global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Issuer, the Trustee, and any agent of the Issuer, the Guarantor (if the global
Security is a Guaranteed Security) or the Trustee as the owner of such global
Security for all purposes whatsoever. None of the Issuer, the Guarantor (if the global Security is a Guaranteed Security), the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                    Section 309.     CANCELLATION.

                    All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be cancelled promptly by the Trustee. The Issuer or the Guarantor (if the Security is a Guaranteed Security) may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Guarantor (if the Security is a Guaranteed Security) may have acquired in any manner whatsoever, and all Securities so delivered shall be cancelled promptly by the Trustee. No
Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All cancelled Securities and Coupons held by the Trustee shall be destroyed by the Trustee, unless by an Issuer Order or Guarantor Order the Issuer or the Guarantor, as the case may be, directs their return to it.

                    Section 310.     COMPUTATION OF INTEREST.

                    Except as otherwise provided in or pursuant to this Indenture or in any Security, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                     SATISFACTION AND DISCHARGE OF INDENTURE

                    Section 401.     SATISFACTION AND DISCHARGE.

                    Upon the direction of the Issuer by an Issuer Order or of the Guarantor by a Guarantor Order (if the applicable series of Securities is a series of Guaranteed Securities), this Indenture shall cease to be of further effect with respect to any series of Securities specified in such


                                       35




Issuer Order or Guarantor Order and any Coupons appertaining thereto, and the Trustee, on receipt of an Issuer Order or a Guarantor Order, at the expense of the Issuer and the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

                    (1)      either

                             (a) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto
           (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 305, (ii)
           Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
           306, (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 1107, and (iv)
           Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                             (b) all Securities of such series and, in the case of (i) or (ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                             (i) have become due and payable, or

                             (ii) will become due and payable at their Stated
                    Maturity within one year, or

                             (iii) if redeemable at the option of the Issuer,
                    are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer and the Guarantor (if the Securities of such series are Guaranteed Securities), and the Issuer or the Guarantor (if the Securities of such series are Guaranteed Securities), in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and any Additional Amounts with respect to such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

                    (2) the Issuer or the Guarantor (if the Securities of such series are Guaranteed Securities) has paid or caused to be paid all other sums payable hereunder by the Issuer and


                                       36




           the Guarantor with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

                    (3) the Issuer has delivered to the Trustee an Officers'
           Certificate and an Opinion of Counsel and the Guarantor has delivered to the Trustee a Guarantor's Officers' Certificate (if the Securities of such series are Guaranteed Securities), each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                    The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government
Obligations deposited pursuant to this Section 401 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities and any Coupons appertaining thereto.

                    In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

                    Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Issuer and the Guarantor to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Issuer and the Trustee with respect to the Securities of such series under Sections 305, 306, 403, 1002 and 1003, with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 401(1)(b)), and with respect to any rights to exchange such Securities into other securities shall survive.

                    Section 402.     DEFEASANCE AND COVENANT DEFEASANCE.

                    (1) Unless pursuant to Section 301 either or both of (i) defeasance of the Securities of or within a series under clause (2) of this
Section 402 shall not be applicable with respect to the Securities of such series or (ii) covenant defeasance of the Securities of or within a series under clause (3) of this Section 402 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section 402 (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Issuer may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 402(2) or
Section 402(3) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this
Section 402.



                                       37




                    (2) Upon the Issuer's exercise of the above option applicable to this Section 402(2) with respect to any Securities of or within a series, each of the Issuer and the Guarantor (if such Securities are Guaranteed
Securities) shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto and under the Guarantee in respect thereof (if applicable), respectively, on the date the conditions set forth in clause (4) of this Section 402 are satisfied
(hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer and the Guarantor (if such Securities are Guaranteed Securities) shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, and under the Guarantee in respect thereof (if such Securities are Guaranteed Securities), which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (5) of this Section 402 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto, and under the Guarantee in respect thereof (if such Securities are Guaranteed
Securities), and this Indenture insofar as such Securities and any Coupons appertaining thereto, and the Guarantee in respect thereof (if such Securities are Guaranteed Securities), are concerned (and the Trustee, at the expense of the Issuer and the Guarantor (if such Securities are Guaranteed Securities), shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any Coupons appertaining thereto to receive, solely from the trust fund described in clause (4) of this Section 402 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on, and Additional Amounts, if any, with respect to, such Securities and any Coupons appertaining thereto when such payments are due, and any rights of such Holder to convert or exchange such Securities into other securities, (ii) the obligations of the Issuer, the Guarantor (if the Securities are Guaranteed
Securities) and the Trustee with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section
402(4)(a) below), and with respect to any rights to exchange such Securities into other securities, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 402. The Issuer may exercise its option under this Section 402(2) notwithstanding the prior exercise of its option under clause (3) of this Section 402 with respect to such Securities and any Coupons appertaining thereto.

                    (3) Upon the Issuer's exercise of the above option applicable to this Section 402(3) with respect to any Securities of or within a series, each of the Issuer and the Guarantor (if the Securities are Guaranteed
Securities) shall be released from its obligations under Sections 1005, 1006, 1007, 1008, 1011, 1012, 1013 and 1014 and, to the extent specified pursuant to
Section 301, any other covenant applicable to such Securities, with respect to such Outstanding Securities and any Coupons appertaining thereto, and the Guarantee in respect thereof (if the Securities are Guaranteed Securities), on and after the date the conditions set forth in clause (4) of this Section 402 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but


                                       38




shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Issuer and the Guarantor (if applicable) may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or 501(8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto and the Guarantee in respect thereof (if the Securities are Guaranteed Securities) shall be unaffected thereby.

                    (4) The following shall be the conditions to application of clause (2) or (3) of this Section 402 to any Outstanding Securities of or within a series and any Coupons appertaining thereto and the Guarantee (if the Securities are Guaranteed Securities) in respect thereof:

                    (a) The Issuer or the Guarantor (if the Securities are
           Guaranteed Securities) shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Section 402 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (1) an amount in Dollars or in such Foreign Currency in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated
           Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding
           Securities and any Coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

                    (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or


                                       39




           instrument to which the Issuer or the Guarantor (if the Securities are Guaranteed Securities) is a party or by which it is bound.

                    (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                    (d) In the case of an election under clause (2) of this
           Section 402, the Issuer or the Guarantor (if the Securities are
           Guaranteed Securities) shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer or the Guarantor (if the Securities are Guaranteed Securities) has received from the Internal
           Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                    (e) In the case of an election under clause (3) of this
           Section 402, the Issuer or the Guarantor (if the Securities are
           Guaranteed Securities) shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding
           Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                    (f) The Issuer or the Guarantor (if the Securities are
           Guaranteed Securities) shall have delivered to the Trustee an Officers' Certificate (if applicable) or a Guarantor's Officers'
           Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause (2) or (3) of this Section 402 (as the case may be) have been complied with.

                    (g) Notwithstanding any other provisions of this Section
           402(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer or the Guarantor (if the Securities are Guaranteed Securities) in connection therewith pursuant to Section 301.

                    (h) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming for the


                                       40




           purpose of this clause (h) that the Securities are in default within the meaning of the Trust Indenture Act).

                    (i) The Issuer shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Issuer with the intent of preferring the Holders over any other creditors of the Issuer or the Guarantor or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Issuer, the Guarantor or others.

                    (j) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder.

                    (5) Subject to the provisions of the last paragraph of
Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 402(5) and Section 403, the "Trustee") pursuant to clause (4) of Section
402 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

                    Unless otherwise specified in or pursuant to this Indenture or any Security, if, after a deposit referred to in Section 402(4)(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 402(4)(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 402(4)(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on, and Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

                    The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government
Obligations deposited pursuant to this Section 402


                                       41




or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

                    Anything in this Section 402 to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request, or the Guarantor, as the case may be, upon the Guarantor Request, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4) of this Section 402 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section 402.

                    Section 403.     APPLICATION OF TRUST MONEY.

                    Subject to the provisions of the last paragraph of Section
1003, all money and Government Obligations deposited with the Trustee pursuant to Section 401 or 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, interest and Additional Amounts for whose payment such money has or Government Obligations have been deposited with or received by the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.


                                  ARTICLE FIVE

                                    REMEDIES

                    Section 501.     EVENTS OF DEFAULT.

                    "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such Series pursuant to this
Indenture:

                    (1) default in the payment of any interest on or any Additional Amounts payable in respect of any Security of such series when such interest becomes or such Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or



                                       42




                    (2) default in the payment of the principal of or any premium on any Security of such series when it becomes due and payable at its Maturity; or

                    (3) default in the deposit of any sinking fund payment when and as due by the terms of a Security of such series; or

                    (4) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor (if the Securities of such series are Guaranteed Securities) in this Indenture or the Securities (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer and the Guarantor (if the Securities of such series are Guaranteed
Securities) by the Trustee or to the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                    (5) default under any evidence of recourse Indebtedness of the Issuer or the Guarantor (if the Securities of such series are Guaranteed
Securities), or under any mortgage, indenture or other instrument of the Issuer or the Guarantor (if the Securities of such series are Guaranteed Securities)
(including a default with respect to Securities of any series other than that series) under which there may be issued or by which there may be secured any recourse Indebtedness of the Issuer or the Guarantor (if the Securities of such series are Guaranteed Securities) (or by any Subsidiary, the repayment of which the Issuer has guaranteed or for which the Issuer is directly responsible or liable as obligor or guarantor), whether such Indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $5,000,000 of such Indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such Indebtedness in an aggregate principal amount exceeding $5,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Issuer or the Guarantor, as the case may be, by the Trustee or to the Issuer or the Guarantor, as the case may be, and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Issuer or the Guarantor, as the case may be, to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                    (6) the entry by a court having competent jurisdiction of:

                    (a) a decree or order for relief in respect of the Issuer, the Guarantor (if the Securities of such series are Guaranteed
           Securities) or any "significant subsidiary" of the Issuer or the Guarantor in Article 1, Section 1-02 of Regulation S-X under the
           Securities Act


                                       43




           of 1933, as amended ("Significant Subsidiary") in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                    (b) a decree or order adjudging the Issuer, the Guarantor
           (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                    (c) a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary or of any substantial part of the property of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary, as the case may be, or ordering the winding up or liquidation of the affairs of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary; or

                    (7) the commencement by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant
Subsidiary of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Issuer, the Guarantor
(if the Securities of such series are Guaranteed Securities) or any Significant
Subsidiary to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Issuer, the Guarantor
(if the Securities of such series are Guaranteed Securities) or any Significant
Subsidiary or any substantial part of the property of the Issuer, the Guarantor
(if the Securities of such series are Guaranteed Securities) or any Significant
Subsidiary or the making by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary of an assignment for the benefit of creditors, or the taking of corporate action by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary in furtherance of any such action; or

                    (8) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.



                                       44




                    Section 502.     ACCELERATION OF MATURITY; RESCISSION AND
                                     ANNULMENT.

                    If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in clause (6) or (7) of Section 501) occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding
Securities of such series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Issuer and the Guarantor (if the Securities are Guaranteed Securities) (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

                    If an Event of Default specified in clause (6) or (7) of
Section 501 occurs, all unpaid principal of and accrued interest on the Outstanding Securities of that series (or such lesser amount as may be provided for in the Securities of such series) shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

                    At any time after Securities of any series have been accelerated and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding
Securities of such series, by written notice to the Issuer, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee, may rescind and annul such declaration and its consequences if

                    (1) the Issuer or the Guarantor (if the Securities are Guaranteed Securities) has paid or deposited with the Trustee a sum of money sufficient to pay

                    (a) all overdue installments of any interest on and Additional Amounts with respect to all Securities of such series and any Coupon appertaining thereto,

                    (b) the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities,

                    (c) to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue installments of any interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and

                    (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 606; and



                                       45




                    (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, any premium and interest on, and any Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                    Section 503.     COLLECTION OF INDEBTEDNESS AND SUITS FOR
                                     ENFORCEMENT BY TRUSTEE.

                    The Issuer covenants and the Guarantor (if the Securities are Guaranteed Securities) covenants, in each case, that if

                    (1) default is made in the payment of any installment of interest on or any Additional Amounts with respect to any Security or any Coupon appertaining thereto when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

                    (2) default is made in the payment of the principal of or any premium on any Security at its Maturity,

the Issuer or the Guarantor (if the Securities are Guaranteed Securities), as the case may be shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount of money then due and payable with respect to such Securities and any Coupons appertaining thereto, with interest upon the overdue principal, any premium and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 606.

                    If the Issuer or the Guarantor (if the Securities are Guaranteed Securities) fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or the Guarantor (if the Securities are Guaranteed
Securities) or any other obligor upon such Securities and any Coupons appertaining thereto and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or the Guarantor
(if the Securities are Guaranteed Securities) or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

                    If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights


                                       46




of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

                    Section 504.     TRUSTEE MAY FILE PROOFS OF CLAIM.

                    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, the Guarantor (if the Securities are Guaranteed Securities) or any other obligor upon the Securities or the property of the Issuer, the Guarantor (if the Securities are Guaranteed
Securities) or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or the Guarantor (if the Securities are Guaranteed Securities) for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                    (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, interest and Additional
           Amounts owing and unpaid in respect of the Securities and any Coupons appertaining thereto and to file such other papers or documents and take such other actions as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel and all other amounts due under
           Section 606) and of the Holders of Securities or any Coupons allowed in such judicial proceeding, and

                    (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

                    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon in any such proceeding.



                                       47




                    Section 505.     TRUSTEE MAY ENFORCE CLAIMS WITHOUT
                                     POSSESSION OF SECURITIES OR COUPONS.

                    All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security or Coupon in respect of which such judgment has been recovered.

                    Section 506.     APPLICATION OF MONEY COLLECTED.

                    Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, or any premium, interest or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

                    SECOND: To the payment of the amounts then due and unpaid upon the Securities and any Coupons for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and any premium, interest and Additional Amounts, respectively;

                    THIRD: The balance, if any, to the Person or Persons entitled thereto.

                    Section 507.     LIMITATIONS ON SUITS.

                    No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                    (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                    (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;


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



                    (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

                    Section 508.     UNCONDITIONAL RIGHT OF HOLDERS TO
                                     RECEIVE PRINCIPAL AND ANY PREMIUM, INTEREST
                                     AND ADDITIONAL AMOUNTS.

                    Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 305 and 307) interest on, and any Additional Amounts with respect to such Security or payment of such Coupon, as the case may be, on the respective
Stated Maturity or Maturities therefor specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                    Section 509.     RESTORATION OF RIGHTS AND REMEDIES.

                    If the Trustee or any Holder of a Security or a Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Guarantor (if the Security is a Guaranteed Security), the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

                    Section 510.     RIGHTS AND REMEDIES CUMULATIVE.

                    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security


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



or a Coupon is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    Section 511.     DELAY OR OMISSION NOT WAIVER.

                    No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security or a Coupon may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

                    Section 512.     CONTROL BY HOLDERS OF SECURITIES.

                    The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto, provided that

                    (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series and would not subject the Trustee to personal liability,

                    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                    (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action.

                    Section 513.     WAIVER OF PAST DEFAULTS.

                    The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto may waive any past default hereunder with respect to such series and its consequences, except a default

                    (1) in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, any Security of such series or any Coupons appertaining thereto, or



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



                    (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                    Section 514.     WAIVER OF STAY OR EXTENSION LAWS.

                    The Issuer covenants and the Guarantor covenants, in each case, that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer and the Guarantor each expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                    Section 515.     UNDERTAKING FOR COSTS

                    All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 515 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on or Additional Amounts, if any, with respect to any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment, on or after the date for repayment) or for the enforcement of the right, if any, to convert or exchange any Security into Common Stock or other securities in accordance with its terms.




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



                                   ARTICLE SIX

                                   THE TRUSTEE

                    Section 601.     CERTAIN RIGHTS OF TRUSTEE.

                    Subject to Sections 315(a) through 315(d) of the Trust
Indenture Act:

                    (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or an Issuer
           Order or of the Guarantor mentioned herein shall be sufficiently evidenced by a Guarantor Request or Guarantor Order (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution or by the Guarantor's
           Board of Directors may be sufficiently evidenced by a Guarantor's
           Board Resolution;

                    (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or, if such matter pertains to the Guarantor, a Guarantor's Officers' Certificate;

                    (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts


                                       52




           or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Issuer and the Guarantor, personally or by agent or attorney;

                    (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                    (8) subject to the provisions of Section 602 hereof and Sections 315(a) through 315(d) of the Trust Indenture Act, the
           Trustee shall not be charged with knowledge of any Event of Default described in Section 501(4), (5), (6), (7) or (8) hereof unless a Responsible Officer of the Trustee shall have actual knowledge of such Event of Default.

                    (9) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts and the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512 hereof.

                    Section 602.     NOTICE OF DEFAULTS.

                    Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 703(3), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), or interest, if any, on, or Additional Amounts or any sinking fund or purchase fund installment with respect to, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or
Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interest of the Holders of Securities and Coupons of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 501(8) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term
"DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.



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



                    Section 603.     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE
                                     OF SECURITIES.

                    The statements of the Issuer or the Guarantor (if the Securities are Guaranteed Securities) in the Indenture, including the recitals contained herein or in any document issued in connection with the sale of the Securities or in the Securities, except the Trustee's certificate of authentication, or in any Coupons shall be taken as the statements of the Issuer or the Guarantor (if the Securities are Guaranteed Securities), as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee shall not be responsible for and makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Issuer are true and accurate, subject to the qualifications set forth therein.
Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of the Securities or the proceeds thereof.

                    Section 604.     MAY HOLD SECURITIES.

                    The Trustee, any Authenticating Agent, any Paying Agent, any
Security Registrar or any other Person that may be an agent of the Trustee or the Guarantor or the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Issuer or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.

                    Section 605.     MONEY HELD IN TRUST.

                    Except as provided in Section 403 and Section 1003, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer or the Guarantor.

                    Section 606.     COMPENSATION AND REIMBURSEMENT.

                    The Issuer and the Guarantor jointly and severally agree:

                    (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder
           (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any


                                       54




           such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

                    (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including reasonable (but not more than actual) attorney's fees and expenses and the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

                    As security for the performance of the obligations of the Issuer and the Guarantor under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto.

                    Any compensation or expense incurred by the Trustee after a default specified by Section 501 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes of this Section 606 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other
Trustee under this Section 606. The Issuer's and the Guarantor's payment obligations pursuant to this Section 606 shall survive the resignation or removal of the Trustee and the discharge of this Indenture.

                    Section 607.     CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                    There shall at all times be a Trustee hereunder that is a Corporation, organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, eligible under Section
310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $50,000,000 subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                    Section 608.     RESIGNATION AND REMOVAL; APPOINTMENT OF
                                     SUCCESSOR.

                    (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 609.

                    (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer and the Guarantor (if the Securities are


                                       55




Guaranteed Securities). If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor
Trustee with respect to such series.

                    (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Issuer and the Guarantor (if the Securities are Guaranteed Securities), provided, that such removal shall only be effective upon the appointment and acceptance of a successor Trustee and the delivery by the successor Trustee to the Trustee of the instrument of acceptance required by Section 609.

                    (4)      If at any time:

                    (a) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Issuer, the Guarantor (if the Securities are Guaranteed
           Securities) or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

                    (b) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Issuer, the Guarantor (if the Securities are Guaranteed Securities) or any such Holder, or

                    (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer, by or pursuant to a Board Resolution, or the Guarantor (if the Securities are Guaranteed Securities), by or pursuant to a Guarantor's Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide
Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

                    (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer, by or pursuant to a Board Resolution, and the Guarantor (if the Securities are Guaranteed Securities), by or pursuant to a Guarantor's Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any


                                       56




particular series) and shall comply with the applicable requirements of Section
609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer, the Guarantor (if the Securities are Guaranteed Securities) and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer and the Guarantor (if the Securities are Guaranteed Securities). If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer and the Guarantor (if the Securities are Guaranteed
Securities) or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide
Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                    (6) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust
Office.

                    Section 609.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                    (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer, the Guarantor and the retiring
Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor
Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee;
but, on the request of the Issuer, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

                    (2) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor (if any of such series of Securities is a series of Guaranteed
Securities), the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to


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



transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer, the Guarantor, if applicable, or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in
Section 606.

                    (3) Upon request of any Person appointed hereunder as a successor Trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph
(1) or (2) of this Section, as the case may be.

                    (4) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.

                    Section 610.     MERGER, CONVERSION, CONSOLIDATION OR
                                     SUCCESSION TO BUSINESS.

                    Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any


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Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                    Section 611.     APPOINTMENT OF AUTHENTICATING AGENT.

                    The Trustee may appoint one or more Authenticating Agents acceptable to the Issuer with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or partial repayment or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

                    Each Authenticating Agent shall be acceptable to the Issuer and the Guarantor and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust
Indenture Act to act as trustee under an indenture qualified under the Trust
Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least
$50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

                    Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, PROVIDED such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Guarantor and the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Guarantor and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Guarantor and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register,


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and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                    The Issuer agrees and the Guarantor agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

                    The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

                    If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                    This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                              FIRST UNION NATIONAL BANK OF
                                                 NORTH CAROLINA
                                              As Trustee


                                              By:
                                                      As Authenticating Agent


                                              By:
                                                      Authorized Officer


                    If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Issuer wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Issuer), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Issuer with respect to such series of Securities.


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                                  ARTICLE SEVEN

           HOLDERS LISTS AND REPORTS BY TRUSTEE, GUARANTOR AND ISSUER

                    Section 701.     ISSUER AND THE GUARANTOR TO FURNISH
                                     TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

                    In accordance with Section 312(a) of the Trust Indenture
Act, the Issuer and the Guarantor (with respect to Securities of each series that are Guaranteed Securities) shall furnish or cause to be furnished to the Trustee

                    (1) semi-annually with respect to Securities of each series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

                    (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer or the Guarantor (with respect to Securities of each series that are Guaranteed Securities) of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished,

PROVIDED, HOWEVER, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

                    Section 702.     PRESERVATION OF INFORMATION;
                                     COMMUNICATIONS TO HOLDERS.

                    The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                    Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Issuer, the Guarantor and the Trustee that neither the Issuer, the Guarantor, the Trustee, any Paying Agent or any Security
Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

                    Section 703.     REPORTS BY TRUSTEE.

                    (1) Within 60 days after December 1 of each year commencing with the first December 1 following the first issuance of Securities pursuant to
Section 301, if required by Section 313(a) of the Trust Indenture Act, the
Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such December 1 with respect to any of the events specified


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in said Section 313(a) which may have occurred since the later of the immediately preceding December 1 and the date of this Indenture.

                    (2) The Trustee shall transmit the reports required by
Section 313(a) of the Trust Indenture Act at the times specified therein.

                    (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

                    Section 704.     REPORTS BY ISSUER AND GUARANTOR.

                    The Issuer and the Guarantor, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                    (1) file with the Trustee, within 15 days after the Issuer or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer or the Guarantor, as the case may be, may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange
Act of 1934; or, if the Issuer or the Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said
Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                    (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer or the Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                    (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Issuer or the Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.




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                                  ARTICLE EIGHT

                         CONSOLIDATION, MERGER AND SALES

                    Section 801.     ISSUER MAY CONSOLIDATE, ETC., ONLY ON
                                     CERTAIN TERMS.

                    Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Issuer with or into any other Person or Persons (whether or not affiliated with the Issuer), or successive consolidations or mergers in which either the Issuer will be the continuing entity or the Issuer or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of all or substantially all of the property of the Issuer, to any other Person (whether or not affiliated with the Issuer); PROVIDED, HOWEVER, that:

                    (1) in case the Issuer shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the entity formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties of the Issuer shall be a Person organized and existing under the laws of the United
States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and the Guarantor and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to all the Securities and the performance of every obligation in this Indenture and the Outstanding Securities on the part of the Issuer to be performed or observed;

                    (2) immediately after giving effect to such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

                    (3) either the Issuer or the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

No such consolidation, merger, conveyance, transfer or lease shall be permitted by this Section unless prior thereto the Guarantor shall have delivered to the Trustee a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that the Guarantor's obligations hereunder shall remain in full force and effect thereafter.



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



                    Section 802.     SUCCESSOR PERSON SUBSTITUTED FOR ISSUER.

                    Upon any consolidation by the Issuer with or merger of the Issuer into any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Issuer to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named as the Issuer herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under this Indenture, the Securities and the Coupons.

                    Section 803.     GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                    Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Guarantor with or into any other Person or Persons (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which either the Guarantor will be the continuing entity or the Guarantor or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of all or substantially all of the property of the Guarantor, to any other Person (whether or not affiliated with the Guarantor); PROVIDED, HOWEVER, that:

                    (1) in case the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the entity formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Guarantor shall be a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the Issuer and the successor Person to the Trustee, in form satisfactory to the Trustee, the obligation of the Guarantor under the Guarantee and the performance of every other covenant of this Indenture on the part of the Guarantor to be performed or observed;

                    (2) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                    (3) each of the Guarantor and the successor Person has delivered to the Trustee a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.



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



                    Section 804.     SUCCESSOR PERSON SUBSTITUTED FOR GUARANTOR.

                    Upon any consolidation or merger or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Guarantor to any Person in accordance with Section 803, the successor Person formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein, and thereafter, except in the case of a lease to another
Person, the predecessor Person shall be released from all obligations and covenants under this Indenture.

                    Section 805.     ASSUMPTION BY GUARANTOR.

                    The Guarantor, or a subsidiary thereof that is a Corporation, may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to all the Guaranteed Securities and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed. Upon any such assumption, the Guarantor or such subsidiary shall succeed to, and be substituted for and may exercise every right and power of, the Issuer under this Indenture with the same effect as if the Guarantor or such subsidiary had been named as the Issuer herein and the Issuer shall be released from all obligations and covenants with respect to the Guaranteed Securities. No such assumption shall be permitted unless the Guarantor has delivered to the Trustee (i) a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that such assumption and supplemental indenture comply with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with and that, in the event of assumption by a subsidiary, the Guarantee and all other covenants of the Guarantor herein remain in full force and effect and (ii) an opinion of independent counsel that the Holders of Guaranteed Securities or related Coupons
(assuming such Holders are only taxed as residents of the United States) shall have no United States federal tax consequences as a result of such assumption, and that, if any Securities are then listed on the New York Stock Exchange, that such Securities shall not be delisted as a result of such assumption.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

                    Section 901.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
                                      HOLDERS.

                    Without the consent of any Holders of Securities or Coupons, the Issuer (when authorized by or pursuant to a Board Resolution), the Guarantor
(when authorized by a Guarantor's Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:



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                    (1) to evidence the succession of another Person to the
Issuer or the Guarantor, and the assumption by any such successor of the covenants of the Issuer or the Guarantor, as the case may be, contained herein and in the Securities; or

                    (2) to add to the covenants of the Issuer or the Guarantor for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Issuer or the Guarantor; or

                    (3) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

                    (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect; or

                    (5) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

                    (6) to secure the Securities; or

                    (7) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301; or

                    (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

                    (9) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any Coupons appertaining thereto in any material respect; or

                    (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four, PROVIDED that any such action shall not adversely affect the interests of any Holder


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



of a Security of such series and any Coupons appertaining thereto or any other
Security or Coupon in any material respect; or

                    (11) to effect the assumption by the Guarantor or a subsidiary thereof pursuant to Section 805; or

                    (12) to amend or supplement any provision contained herein or in any supplemental indenture, PROVIDED that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding.

                    Section 902.     SUPPLEMENTAL INDENTURES WITH CONSENT OF
                                     HOLDERS.

                    With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Issuer, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee, the
Issuer (when authorized by or pursuant to an Issuer's Board Resolution), the Guarantor (when authorized by or pursuant to a Guarantor's Board Resolution), if applicable, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture or of the Securities of such series; PROVIDED, HOWEVER, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall

                    (1) change the Stated Maturity of the principal of, or any premium or installment of interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Issuer to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue
Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, change the redemption provisions or adversely affect the right of repayment at the option of any Holder as contemplated by Article Thirteen, or change the Place of Payment, Currency in which the principal of, any premium or interest on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated
Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment or in the case of change in control), or

                    (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or


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                    (3) modify or effect in any manner adverse to the Holders
the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payments of principal of, or any premium or interest on or any sinking fund requirements or Additional Amounts with respect to, Guaranteed
Securities, or

                    (4) modify any of the provisions of this Section, Section
513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                    It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                    Section 903.     EXECUTION OF SUPPLEMENTAL INDENTURES.

                    As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                    Section 904.     EFFECT OF SUPPLEMENTAL INDENTURES.

                    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

                    Section 905.     REFERENCE IN SECURITIES TO SUPPLEMENTAL
                                     INDENTURES.

                    Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and


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



executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                    Section 906.     CONFORMITY WITH TRUST INDENTURE ACT.

                    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


                                   ARTICLE TEN

                                    COVENANTS

                    Section 1001.    PAYMENT OF PRINCIPAL, ANY PREMIUM,
                                     INTEREST AND ADDITIONAL AMOUNTS.

                    The Issuer covenants and agrees for the benefit of the Holders of the Securities of each series that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of such series in accordance with the terms thereof, any Coupons appertaining thereto and this Indenture. Any interest due on any Bearer Security on or before the Maturity thereof, and any Additional Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.

                    Section 1002.    MAINTENANCE OF OFFICE OR AGENCY.

                    The Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series (but not Bearer
Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) in respect of the Securities of such series relating thereto and this Indenture may be served. If
Securities of a series are issuable as Bearer Securities, the Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where
Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment; PROVIDED, HOWEVER, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Issuer or the Guarantor (if any Guaranteed
Securities are Outstanding) will give prompt written notice to the


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Trustee of the location, and any change in the location, of such Office or
Agency. If at any time the Issuer or the Guarantor shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer
Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Issuer and the Guarantor each hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                    Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United
States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Issuer in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or Additional
Amounts at all offices outside the United States maintained for such purpose by the Issuer in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                    The Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Issuer or the Guarantor of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Issuer or the Guarantor (if any Guaranteed Securities are
Outstanding) shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other
Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Issuer and the Guarantor (with respect to any Guaranteed Securities) each hereby designates as the Place of Payment for each series of Securities the Borough of Manhattan, The City of New York, and initially appoints First Union
National Bank, c/o First Union National Bank of New York, 40 Broad Street, 5th
Floor, Suite 550, New York, New York 10004 as the Office or Agency of the Issuer or the Guarantor (with respect to any Guaranteed Securities), as the case may be, in the Borough of Manhattan, The City of New York for such purpose. The
Issuer or the Guarantor, as the case may be, may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York for the Securities of any series.

                    Unless otherwise specified with respect to any Securities pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Issuer will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.


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                    Section 1003.    MONEY FOR SECURITIES PAYMENTS TO BE HELD
                                     IN TRUST.

                    If the Issuer shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

                    Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

                    The Issuer shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                    (1) hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

                    (2) give the Trustee notice of any default by the Issuer or the Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest on or any Additional
Amounts with respect to the Securities of such series; and

                    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                    The Issuer or the Guarantor (with Securities that are
Guaranteed Securities) may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying
Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.


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                    Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the
Issuer, in trust for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Security of any series or any
Coupon appertaining thereto and remaining unclaimed for two years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Issuer on Issuer Request (or if deposited by the Guarantor, paid to the Guarantor on Guarantor Request), or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Issuer and the Guarantor (if the
Securities are Guaranteed Securities) for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; PROVIDED,
HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Issuer or the
Guarantor, as the case may be.

                    Section 1004.    ADDITIONAL AMOUNTS.

                    If any Securities of a series provide for the payment of Additional Amounts, the Issuer and the Guarantor (if the Securities are
Guaranteed Securities) agree to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional
Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                    Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers'
Certificate, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or


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interest on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Issuer and the Guarantor (if the Securities are Guaranteed Securities) agree to pay to the Trustee or such Paying
Agent the Additional Amounts required by the terms of such Securities. The
Issuer and the Guarantor each covenant to indemnify the Trustee and any Paying
Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                    Section 1005.    MAINTENANCE OF PROPERTIES.

                    The Issuer will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times;
PROVIDED, HOWEVER, that nothing in this Section shall prevent the Issuer or any Subsidiary from selling or otherwise disposing for value any of their respective properties in the ordinary course of business.

                    Section 1006.    INSURANCE.

                    The Issuer will, and will cause each of its Subsidiaries to, keep all of its insurable properties insured against loss or damage at least equal to their then full insurable value with financially sound and reputable insurers of recognized responsibility.

                    Section 1007.    EXISTENCE.

                    Subject to Article Eight, the Issuer and the Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect their respective existences and that of each Subsidiary and their respective rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the foregoing shall not obligate the Issuer, the Guarantor or any Subsidiary to preserve any such right or franchise if the Issuer or the Guarantor, as the case may be, or any Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business or the business of such Subsidiary and that the loss thereof is not disadvantageous in any material respect to any Holder.

                    Section 1008.    WAIVER OF CERTAIN COVENANTS.

                    The Issuer or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005, 1006, 1007, 1011, 1012, 1013 or 1014 with respect to the
Securities of any series if before the time for such compliance the


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Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                    Section 1009.    ISSUER STATEMENT AS TO COMPLIANCE; NOTICE
                                     OF CERTAIN DEFAULTS.

                    (1) The Issuer shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the General Partner acting in its capacity as the sole general partner of the Issuer, stating that

                    (a) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under his or her supervision, and

                    (b) to the best of his or her knowledge, based on such review, (a) the Issuer has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

                    (2) The Issuer shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default or any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (4) of Section 501.

                    Section 1010.    GUARANTOR STATEMENT AS TO COMPLIANCE;
                                     NOTICE OF CERTAIN DEFAULTS.

                    (1) The Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Guarantor, stating that

                    (a) a review of the activities of the Guarantor during such year and of performance under this Indenture has been made under his or her supervision, and

                    (b) to the best of his or her knowledge, based on such review, (a) the Guarantor has complied with conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b)


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           no event has occurred and is continuing which constitutes, or which after notice or lapse of time or both would become, an Event of
           Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

                    (2) The Guarantor shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (4) of Section 501.

                    Section 1011.    LIMITATIONS ON INCURRENCE OF INDEBTEDNESS.

                    (a) The Issuer will not, and will not permit any Subsidiary to, incur any Indebtedness, other than Permitted Indebtedness, if, immediately after giving effect to the incurrence of such additional Indebtedness, the aggregate principal amount of all outstanding Indebtedness of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) the Total Assets as of the end of the calendar quarter covered in the Issuer's Annual Report on Form 10-K or Quarterly
Report on Form 10-Q, as the case may be, most recently filed with the Commission
(or, if such filing is not required under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) any increase in the Total Assets since the end of such quarter including, without limitation, any increase in Total Assets resulting from the incurrence of such additional
Indebtedness (such increase together with the Total Assets being referred to as the "Adjusted Total Assets");

                    (b) In addition to the limitation set forth in subsection
(a) of this Section 1011, the Issuer will not, and will not permit any Subsidiary to, incur any Indebtedness if, for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred, the ratio of Consolidated Income
Available for Debt Service to the Annual Service Charge shall have been less than 1.5 to 1.0, on a pro forma basis after giving effect to the incurrence of such Indebtedness and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Indebtedness and any other
Indebtedness incurred by the Issuer or its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period, (ii) the repayment or retirement of any other Indebtedness by the Issuer or its Subsidiaries since the first day of such four-quarter period had been incurred, repaid or retained at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period), (iii) any income earned as a result of any increase in Adjusted Total Assets since the end of such four-quarter period had been earned, on an annualized basis, for such period, and (iv) in the case of an acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.



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                    (c) In addition to the limitations set forth in subsections
(a) and (b) of this Section 1011, the Issuer will not, and will not permit any
Subsidiary to, incur any Indebtedness secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind upon any of the property of the Issuer or any Subsidiary (the "Secured Indebtedness"), whether owned at the date hereof or hereafter acquired, if, immediately after giving effect to the incurrence of such additional Secured Indebtedness, the aggregate principal amount of all outstanding Secured Indebtedness of the Issuer and its
Subsidiaries on a consolidated basis is greater than 40% of the Adjusted Total
Assets.

                    (d) For purposes of this Section 1011, Indebtedness shall be deemed to be "incurred" by the Issuer or its Subsidiaries on a consolidated basis whenever the Issuer and its Subsidiaries on a consolidated basis shall create, assume, guarantee or otherwise become liable in respect thereof.

                    Section 1012.    MAINTENANCE OF TOTAL UNENCUMBERED ASSETS.

                    The Issuer will maintain Total Unencumbered Assets of not less than 200% of the aggregate outstanding principal amount of the Unsecured
Debt of the Issuer.

                    Section 1013.    PAYMENT OF TAXES AND OTHER CLAIMS.

                    The Issuer and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon them or any Subsidiary or upon the income, profits or property of the Issuer, the Guarantor or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer, the Guarantor or any Subsidiary; PROVIDED, HOWEVER, that neither the Issuer nor the Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                    Section 1014.    PROVISION OF FINANCIAL INFORMATION.

                    Whether or not the Issuer is subject to Section 13 or 15(d) of the Exchange Act and for so long as any Securities are outstanding, the Issuer will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such
Section 13 or 15(d) (the "Financial Statements") if the Issuer were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so subject.

                    The Issuer will also in any event (x) within 15 days after each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders copies of the annual reports and quarterly reports which the Issuer would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections, and (ii) file with the Trustee copies of the annual reports,


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quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections and (y) if filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                    Section 1101.    APPLICABILITY OF ARTICLE.

                    Redemption of Securities of any series at the option of the Issuer as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.

                    Section 1102.    ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                    The election of the Issuer to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Issuer of (a) less than all of the Securities of any series or
(b) all of the Securities of any series, with the same issue date, interest rate or formula, Stated Maturity and other terms, the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

                    Section 1103.    SELECTION BY TRUSTEE OF SECURITIES TO BE
                                     REDEEMED.

                    If less than all of the Securities of any series with the same issue date, interest rate or formula, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; PROVIDED, HOWEVER, that no such partial redemption shall reduce the portion of the principal amount of a Registered
Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

                    The Trustee shall promptly notify the Issuer and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.



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                    For all purposes of this Indenture, unless the context
otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

                    Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is converted or exchanged for Common Stock or other securities in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed
(so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

                    Section 1104.    NOTICE OF REDEMPTION.

                    Notice of redemption shall be given in the manner provided in Section 106, not less than 30 nor more than 60 days prior to the Redemption
Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

                    Any notice that is mailed to the Holder of any Registered
Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

                    All notices of redemption shall state:

                    (1)      the Redemption Date,

                    (2)      the Redemption Price,

                    (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

                    (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                    (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,


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                    (6) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the
Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

                    (7) that the redemption is for a sinking fund, if such is the case,

                    (8) that, unless otherwise specified in such notice, Bearer
Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Issuer, the Trustee and any Paying Agent is furnished,

                    (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Issuer, on which such exchanges may be made,

                    (10) in the case of Securities of any series that are convertible or exchangeable into other securities, the conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange, and

                    (11) the CUSIP number or the Euroclear or the Cedel reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities).

                    A notice of redemption published as contemplated by Section
106 need not identify particular Registered Securities to be redeemed.

                    Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

                    Section 1105.    DEPOSIT OF REDEMPTION PRICE.

                    On or prior to any Redemption Date, the Issuer shall deposit, with respect to the Securities of any series called for redemption pursuant to Section 1104, with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the applicable Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to
Section 301 or in the Securities of such series) any accrued interest on and Additional Amounts with respect thereto, all such Securities or portions thereof which are to be redeemed on that date.


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                    Section 1106.    SECURITIES PAYABLE ON REDEMPTION DATE.

                    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date
(unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Issuer at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; PROVIDED, HOWEVER, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of interest on Bearer
Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in Section 1002), and PROVIDED, FURTHER, that, except as otherwise specified in or pursuant to this Indenture or the Registered Securities of such series, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of Section 307.

                    If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 1002.

                    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                    Section 1107.    SECURITIES REDEEMED IN PART.

                    Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service


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charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Issuer shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other
Depository for such Security in global form as shall be specified in the Issuer
Order with respect thereto to the Trustee, without service charge, a new
Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS

                    Section 1201.    APPLICABILITY OF ARTICLE.

                    The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

                    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

                    Section 1202.    SATISFACTION OF SINKING FUND PAYMENTS WITH
                                     SECURITIES.

                    The Issuer may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Issuer), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Issuer pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, PROVIDED that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section
1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need


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not call Securities of such series for redemption, except upon Issuer Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, PROVIDED, HOWEVER, that the Trustee or such Paying Agent shall at the request of the Issuer from time to time pay over and deliver to the Issuer any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Issuer to the Trustee of Securities of that series purchased by the Issuer having an unpaid principal amount equal to the cash payment requested to be released to the Issuer.

                    Section 1203.    REDEMPTION OF SECURITIES FOR SINKING FUND.

                    Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Issuer shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Issuer shall thereupon be obligated to pay the amount therein specified. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
1106 and 1107.


                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

                    Section 1301.    APPLICABILITY OF ARTICLE.

                    Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section
309, shall not operate as a payment, redemption or satisfaction of the Indebtedness represented by such Securities unless and until the Issuer, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 1301, in connection with any repayment of Securities, the Issuer may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Issuer on


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repayment of such Securities, and the obligation of the Issuer to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.


                                ARTICLE FOURTEEN

                        SECURITIES IN FOREIGN CURRENCIES

                    Section 1401.    APPLICABILITY OF ARTICLE.

                    Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or
(ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Issuer or the Guarantor may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.


                                 ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

                    Section 1501.    PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

                    A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                    Section 1502.    CALL, NOTICE AND PLACE OF MEETINGS.

                    (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New
York, or, if Securities of such series have been issued in whole or in part as Bearer Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.


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                    (2) In case at any time the Issuer (by or pursuant to a
Board Resolution), the Guarantor (if the Securities are Guaranteed Securities),
by or pursuant to a Guarantor's Board Resolution or the Holders of at least 10%
in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer, the Guarantor, if applicable, or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the
Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.

                    Section 1503.    PERSONS ENTITLED TO VOTE AT MEETINGS.

                    To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more
Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more
Outstanding Securities of such series by such Holder or Holders. The only
Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the Guarantor and its counsel and any representatives of the Issuer and its counsel.

                    Section 1504.    QUORUM; ACTION.

                    The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                    Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that, except as limited by the proviso to
Section 902, any resolution


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with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

                    Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.

                    Section 1505.    DETERMINATION OF VOTING RIGHTS;
                                     CONDUCT AND ADJOURNMENT OF MEETINGS.

                    (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                    (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Securities as provided in Section 1502(2), in which case the Issuer, the Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                    (3) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.



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                    (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                    Section 1506.    COUNTING VOTES AND RECORDING ACTION OF
                                     MEETINGS.

                    The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and the Guarantor, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                 ARTICLE SIXTEEN

                                    GUARANTEE

                    Section 1601.    GUARANTEE.

                    The Guarantee set forth in this Article Sixteen shall only be in effect with respect to Securities of a series to the extent such Guarantee is made applicable to such series in accordance with Section 301. The Guarantor hereby unconditionally guarantees to each Holder of a Guaranteed Security authenticated and delivered by the Trustee the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Guaranteed Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Guaranteed Security, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Issuer punctually to pay any such principal, premium, interest, Additional
Amounts or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Issuer.


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                    The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Guaranteed Security or this
Indenture, any failure to enforce the provisions of any Guaranteed Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Guaranteed Security or the Trustee, the recovery of any judgment against the Issuer or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any such
Guaranteed Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium and interest on, and any
Additional Amounts and sinking fund payments required with respect to, the
Guaranteed Securities and the complete performance of all other obligations contained in the Guaranteed Securities.

                    This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Guaranteed
Security, in whole or in part, is rescinded or must otherwise be restored to the Issuer or the Guarantor upon the bankruptcy, liquidation or reorganization of the Issuer or otherwise.

                    The Guarantor shall be subrogated to all rights of the Holder of any Guaranteed Security against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; PROVIDED, HOWEVER, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest on, and any Additional Amounts and sinking fund payments required with respect to, all Guaranteed Securities shall have been paid in full.


                                    * * * * *



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                    This instrument may be executed in any number of
counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.


                                    Highwoods/Forsyth Limited Partnership
                                    By: Highwoods Properties, Inc.

Attest: /s/ Edward J. Fritsch

                                             By: /s/ Ronald P. Gibson
Name: Edward J. Fritsch                              Name: Ronald P. Gibson
Title: Secretary                                     Title: President


[SEAL]                              Highwoods Properties, Inc.
                                         as Guarantor

Attest: /s/ Edward J. Fritsch

                                             By: /s/ Ronald P. Gibson
Name: Edward J. Fritsch                              Name: Ronald P. Gibson
Title: Secretary                                     Title: President




[SEAL]                                       FIRST UNION NATIONAL BANK OF
                                             NORTH CAROLINA

                                             as Trustee

Attest: /s/ Karen E. Atkinson

                                             By: /s/ Pablo de la Canal
Name:Karen E. Atkinson                               Name: Pablo de la Canal
Title: Assistant Vice President                      Title: Assistant Vice President


[SEAL]


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STATE OF NORTH CAROLINA)
                            :  SS.:
COUNTY OF WAKE)

                    On the 27th day of November, 1996, before me personally came Ronald P. Gibson, to me known, who, being by me duly sworn, did depose and say that he is President of Highwoods Properties, Inc., acting in its capacity as the general partner of Highwoods/Forsyth Limited
Partnership, a North Carolina limited partnership, one of the parties described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of Highwoods Properties, Inc.



                                             /s/ Elizabeth W. Fountain
                                             Notary Public
                                             (my commission expires 10/9/2000)

[NOTARIAL SEAL]


STATE OF NORTH CAROLINA)
                              :  SS.:
COUNTY OF WAKE)

                    On the 27th day of November , 1996 , before me personally came Ronald P. Gibson, to me known, who, being by me duly sworn, did depose and say that he is President of Highwoods Properties, Inc., a Maryland corporation, one of the parties described in and which executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.



                                              /s/ Elizabeth W. Fountain
                                              Notary Public
                                              (my commission expires 10/9/2000)

[NOTARIAL SEAL]




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STATE OF NORTH CAROLINA                                )
                                                       :  SS.: _______________
COUNTY OF MECKLENBURG                                  )

                    On the 27th  day of November , 1996 ,  before  me
personally came Pablo de la Canal, to me known, who, being by me duly sworn, did depose and say that he is an Assistant Vice President of First Union National Bank
of North Carolina, a national banking association, one of the parties described in and which executed the foregoing instrument; that he knows the seal of said Corpor-
ation; that the seal affixed to said instrument is such trust company's seal; that it was so affixed by authority of the Board of Directors of said trust company; and
that he signed his name thereto by like authority.



                                            /s/ Delores M. Harris
                                            Notary Public
                                            (my commission expires 1/2/99)

[NOTARIAL SEAL]




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